THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated August 14, 2006 to the

Prospectus dated May 1, 2006 (as supplemented May 23, 2006)

The following information supplements and supersedes any information to the contrary relating to the Managers Special Equity Fund (the “Fund”), a series of The Managers Funds, contained in the Fund’s Prospectus dated May 1, 2006 (as supplemented May 23, 2006).

In the Average Annual Total Returns table on page 4, the name of the index shown for each of the Managers Class and Institutional Class shares of the Fund is hereby replaced with the Russell 2000 Index.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE